UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2004


                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

INDIANA                                 0-6233                 35-1068133
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


              100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA 46601
               (Address of principal executive offices) (Zip Code)


                                  574-235-2702
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  Other Events and Regulation FD Disclosure

On August 10, 2004, 1st Source Corporation issued a press release that announced arrangements to issue $30 million of trust preferred securities and plans to redeem $27.5 million of outstanding trust preferred securities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated August 10, 2004.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st SOURCE CORPORATION
                                       (Registrant)


Date:  August 10, 2004                /s/Christopher J. Murphy III
                                      ----------------------------
                                      Christopher J. Murphy III
                                      Chairman of the Board, President and CEO


Date:  August 10, 2004               /s/Larry E. Lentych
                                     -------------------
                                     Larry E. Lentych
                                     Treasurer and Chief Financial Officer
                                     Principal Accounting Officer